As filed with the Securities and Exchange Commission on July 7, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA  91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  April 30, 2014

Item 1. Report to Stockholders.

Balter Long/Short Equity Fund

Semi-Annual Report

April 30, 2014

Institutional Class
[BEQIX]

TABLE OF CONTENTS

Shareholder Letter	1

Allocation of Portfolio Holdings	5

Schedule of Investments	6

Statement of Assets and Liabilities	16

Statement of Operations	17

Statement of Changes in Net Assets	18

Financial Highlights	19

Notes to Financial Statements	20

Expense Example	27

Approval of Investment Advisory Agreement	29

Additional Information	31

Privacy Notice	32

Dear Fellow Shareholders,

Balter Liquid Alternatives, LLC (“BLA”) is pleased to release the first shareholder report for the Balter Long Short Equity Fund (the “Fund”). BLA was founded in 2013 and is a subsidiary of Balter Capital Management (“BCM”), a Boston based hedge fund research boutique with $1.3 billion under management as of April 30, 2014.

The Balter Long/Short Equity Fund is focused on fundamental security selection within both domestic and international equity markets. The Fund will invest across the market capitalization spectrum but has emphasis on smaller cap companies. The Fund will utilize sub-advisors in an effort to achieve its investment objective. The Fund is expected to carry net exposure in the 30% to 80% net long range during most market environments.

In contrast to last year, 2014 began with heightened volatility seeing both the Russell 2000 Index and the S&P 500 Index trade down nearly 6.00% by early February.  As we had hoped, the Fund preserved capital during this period and subsequently participated in the market rebound during late February. Small-cap stocks have since had a rocky period, going from over-bought to over-sold and back again. We believe this volatility dynamic within the small-cap universe confirms our thesis that small companies provide the most fertile hunting ground for long short equity managers to identify investment ideas on both sides of the portfolio.

Small-Caps Have the Potential for Higher Returns

Over the last 50 years, small-cap equities have outperformed large-cap equities by 3.31% on an annualized basis, as shown in the chart to the right2. While excess performance of 3.31% in a given year is relatively insignificant, a $1,000 investment in small-cap stocks at the beginning of 1954 would have been worth $2,954,546 on December 31, 2013 compared to $506,460 for large-cap stocks3. This demonstrates the power of compounding moderate annual outperformance combined with a long-term investment horizon.

In exchange for potentially superior returns from small- cap equities, investors have also accepted higher volatility (standard deviation). As can be seen in the adjacent chart, small-cap stocks have had 50% higher standard deviation than large-caps over the representative period. Standard deviation is a statistical measure that shows the variation around the mean. A higher standard deviation implies greater volatility in a return stream but may not be the best measure of absolute risk. Our own experience has shown that investors view permanent loss of capital as the true tangible measure of risk. The 2008 financial crisis is widely considered the worst period in global capital markets since the Great Depression. During this period (October 1st, 2008 – February 28th, 2009) the S&P 500 lost -50.95% compared to -56.88% for the Ibbotson Small Stock Index, only a -5.93% difference.

A Case Study in Small-Cap Equity Performance

On the surface, April 30th, 2013 to April 30th, 2014 might have seemed like a rather placid period of stock market performance.  Most major indices saw consistent gains and the saying, “a rising tide lifts all boats” largely came true. Large-cap stocks and small-cap stocks had nearly identical performance, with the S&P 500 gaining 20.4% while the Russell 2000 increased 20.5% over the same time period. While the performance was similar, the dispersion of returns between the two groups of equities was not. The performance spread between the top decile and the bottom decile in the Russell 2000 Index was 94% compared to 57% for the S&P 500 Index. The wide performance differential means that there are more opportunities to find both winners and losers within small-cap stocks versus its large-cap peers. This dynamic is ideally suited for managers who can invest both long and short. Over time, this dynamic should allow managers who are focused on long/short investing with small-caps to have a wider opportunity set than their peers who are focused on long only investing in large-cap companies.

Structurally Inefficient Asset Class

While small-cap equities have generated greater returns for investors over time empirically, they have also been relatively neglected by analysts. Research has shown that small-cap equities, on average, have much lower analyst coverage than their large-cap peers. In our view this means greater opportunity for an analyst to identify companies that can potentially surprise the investment community to both the upside and downside. As seen in the chart below, a 2013 study by Keating Investments determined that companies with market caps between $687 million and $2.4 billion have ten analysts on average covering them compared to twenty for companies with market caps greater than $2.4 billion. This provides evidence that managers willing to devote their efforts towards small cap stocks are potentially more likely to find undiscovered stocks.

Quintile	Market Cap Range (millions)	Median Market Cap (millions)	Median # of analysts	Stocks with zero analyst coverage
1	$2,434 - $500,402	$6,140	20	1%
2	$687 - $2,434	$1,236	10	6%
3	$248 - $687	$418	5	19%
4	$74 - $248	$149	2	30%
5	$0 - $74	$33	0	55%

*Source: Keating Investments - January 2013

Conclusion

We believe the essence of long/short investing is having the ability to find stocks that can potentially both outperform and underperform the broad market over time. When constructing a long/short equity fund, we at Balter Liquid Alternatives believe that the best way to invest in equity markets is to construct a fund that focuses on structurally inefficient areas of the market where investors could potentially capture higher returns over time relative to broad market averages. In our view, small-cap equities provide fertile hunting ground for fundamentally based long/short equity managers due to their potential for superior returns, performance dispersion and inherent inefficiency due to reduced analyst coverage. This inherently results in a fund that cannot scale as large as those invested in large-cap stocks. We have found that few firms who have the capability to provide genuine liquid alternative funds are willing to sacrifice scale for the prospect of superior returns. We believe this has created an opportunity for those able to provide investors options for high-quality, authentic small-cap long/short equity funds.

 Sincerely,

The fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The statutory and summary prospectuses contains this and other important information about the investment company, and it may be obtained by calling 1-855-854-7258, or visitingwww.balterliquidalts.com. Read them carefully before investing.

Past performance is not a guarantee of future results. Index performance is not illustrative of Fund performance. One cannot invest directly in an index. Please call 1-855-854-7258 for Fund performance. Opinions expressed are subject to change, are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Mutual fund investing involves risk. Principal loss is possible. The fund may invest in the securities of small and medium sized companies. Small and medium company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies.

Standard deviation is calculated as the square root of variance. In finance, standard deviation is applied to the annual rate of return of an investment to measure the investment's volatility. The Russell 2000 is an index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. Both indices are a registered trademark of Russell Investment Group.

1
IA SBBI Stands for “Ibbotson Associates’ Stocks, Bonds, Bills, and Inflation®” indices. SBBI® is a registered trademark of Morningstar, Inc. Ibbotson® and Ibbotson Associates® are registered trademarks of Ibbotson Associates, a wholly owned subsidiary of Morningstar, Inc. The IA SBBI S&P 500 Index is represented by theStandard & Poor’s 90 index from 1926 through February 1957 and the S&P 500 index thereafter. The S&P 500 Total Return (TR) Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends and capital gains, and is a registered trademark of the Standard & Poor’s Corporation. The IA “SBBI” US Small Stock TR Index is an unmanaged index (with no defined investment objective) of common stocks, including the reinvestment of dividends and capital gains, and is a registered trademark of Morningstar, Inc. The index tracks the performance of small- capitalization stocks in 22 countries.

2
Small cap stocks are represented by the IA SBBI Small Cap Stock TR Index, whereas Large Cap stocks are represented by the IA SBBI S&P 500 Index, please see above for a detailed explanation of each index.

3
The performance of a $1,000 investment made in the IA SBBI S&P 500 Indexand IA “SBBI” US Small Stock TR index on 1/1/1954 through 12/31/2013 is hypothetical and not illustrative of an actual investment. It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any fees typical of an actual investment. The example does not imply any future performance.

4	Dispersion of returns is defined as the scattering of the values of a frequency distribution from an average. TTMstands for a “Trailing Twelve Months” period, ending April 30th, 2014.

*Source: Keating Investments, “Analyzing the Analysts: A Survey of the State of Wall Street Equity Research 10

Years after the Global Settlement, January 2013” A copy of this white paper can be obtained by going to Keating Capital’s website, (http://keatingcapital.com/wp-content/uploads/2013/01/Analyzing-the-Analysts-01-22-13- FINAL.pdf)

The Balter Long/Short Equity Fund is distributed by Quasar Distributors, LLC and Balter Liquid Alternatives LLC is the Investment Adviser.

Balter Long/Short Equity Fund
Allocation of Investments · April 30, 2014 (Unaudited)

Exchange Traded Fund, 0.3%
Short-Term Investments, 33.6%
Common Stocks, 66.1%

Balter Long/Short Equity Fund
Allocation of Securities Sold Short · April 30, 2014 (Unaudited)

Exchange Traded Notes, 0.5%
Exchange Traded Funds, 14.0%
Common Stocks, 85.5%

Balter Long/Short Equity Fund

SCHEDULE OF INVESTMENTS APRIL 30, 2014 (Unaudited)

Shares		Value
COMMON STOCKS: 63.7%
Capital Goods: 2.5%
1,098	AerCap Holdings NV *	$45,819
2,484	B/E Aerospace, Inc. *	218,021
110,722	GenCorp, Inc. *^	1,944,278
4,139	The Greenbrier Cos, Inc. *	217,049
23,106	PGT, Inc. *	229,905
		2,655,072
Commercial & Professional Services: 2.2%
19,000	Franklin Covey Co. *	385,130
10,305	Korn/Ferry International *	299,360
2,552	ManpowerGroup, Inc.	207,580
82,251	Sanix, Inc.	971,066
11,161	Waste Connections, Inc.	498,451
		2,361,587
Consumer Durables & Apparel: 1.9%
535	Fossil Group, Inc. *	57,058
31,250	Moncler SpA	549,303
24,049	Parametric Sound Corp. *	221,491
84,046	West Holdings Corp.	1,127,903
		1,955,755
Consumer Services: 0.7%
81,385	The Wendy's Co.	676,309

Diversified Financials: 1.3%
1,559	Berkshire Hathaway, Inc. - Class B *^	200,877
4,690	ICG Group, Inc. *	95,582
2,481	Moody's Corp.	194,759
3,668	Regional Management Corp. *	56,267
6,429	Texas Pacific Land Trust	846,185
		1,393,670
Energy: 4.9%
494,130	Anton Oilfield Services Group	326,958
1,862	Apache Corp.	161,622
114,634	Ardmore Shipping Corp. ^	1,494,827
1,603	Basic Energy Services, Inc. *	42,351
1,614	C&J Energy Services, Inc. *	48,517
5,383	Chesapeake Energy Corp.	154,761
4,828	Devon Energy Corp.	337,960
2,957	Gulfport Energy Corp. *	217,842
5,276	Key Energy Services, Inc. *	52,971
3,368	Patterson-UTI Energy, Inc.	109,561
4,085	Schoeller-Bleckmann Oilfield Equipment AG	518,956
2,017	Superior Energy Services, Inc.	66,400
360,200	Xtreme Drilling & Coil Services Corp. *^	1,646,460
		5,179,186

Balter Long/Short Equity Fund

SCHEDULE OF INVESTMENTS APRIL 30, 2014 (Unaudited) (continued)

Shares		Value
Health Care Equipment & Services: 1.9%
23,330	Accuray, Inc. *	$195,972
4,957	ArthroCare Corp. *	240,563
11,954	CONMED Corp.	553,829
3,016	Edwards Lifesciences Corp. *	245,714
43,455	Extendicare, Inc.	267,220
7,494	Globus Medical, Inc. - Class A *	183,003
3,717	Iridex Corp. *	30,963
4,812	Spectranetics Corp. *	102,303
16,169	TearLab Corp. *	69,850
6,021	Vascular Solutions, Inc. *	131,920
		2,021,337
Media: 2.9%
19,307	Liberty Global PLC *^	741,968
2,788	Liberty Media Corp. - Class A *^	361,631
19,105	Media General, Inc. *	292,689
13,802	Nexstar Broadcasting Group, Inc. - Class A ^	550,010
6,500	Rentrak Corp. *^	370,435
24,830	Sirius XM Holdings, Inc. *	79,208
65,409	Sizmek, Inc. *^	626,618
		3,022,559
Mining: 0.6%
81,720	Argonaut Gold, Inc. *	301,963
8,576	Badger Daylighting Ltd.	298,894
		600,857
Pharmaceuticals, Biotechnology & Life Sciences: 8.7%
9,338	Alexion Pharmaceuticals, Inc. *	1,477,272
7,101	Auspex Pharmaceuticals, Inc. *	152,245
37,344	BioDelivery Sciences International, Inc. *	332,735
22,200	Dainippon Sumitomo Pharma Co., Ltd.	336,795
29,877	Enanta Pharmaceuticals, Inc. *	1,111,723
8,072	Furiex Pharmaceuticals, Inc. *	834,403
502	Intercept Pharmaceuticals, Inc. *	132,588
39,900	InterMune, Inc. *	1,279,992
23,602	Medivation, Inc. *	1,421,076
38,126	MiMedx Group, Inc. *	220,368
198,968	Pain Therapeutics, Inc. *	1,132,128
7,952	Repligen Corp. *	126,039
17,167	Sarepta Therapeutics, Inc. *	637,411
		9,194,775

Balter Long/Short Equity Fund

SCHEDULE OF INVESTMENTS APRIL 30, 2014 (Unaudited) (continued)

Shares		Value
Retailing: 1.7%
3,440	Advance Auto Parts, Inc.	$417,238
4,966	Barnes & Noble, Inc. *	81,442
1,862	The Bon-Ton Stores, Inc.	20,482
1,583	Conn's, Inc. *	70,016
38,983	Delia's, Inc. *	32,941
7,542	Ryohin Keikaku Co. Ltd.	846,894
4,268	TripAdvisor, Inc. *	344,598
		1,813,611
Semiconductors & Semiconductor Equipment: 5.3%
31,863	Atmel Corp. *	247,575
95,437	Ferrotec Corp.	514,362
28,525	Formfactor, Inc. *	164,019
30,800	Innox Corp. *	690,042
10,631	Integrated Device Technology, Inc. *	124,064
48,863	MaxLinear, Inc. - Class A *	384,552
21,527	Micrel, Inc.	214,409
4,190	Microchip Technology, Inc.	199,192
34,719	NeoPhotonics Corp. *	200,329
49,504	Silicon Motion Technology Corp. - ADR	821,271
30,800	Silicon Works Co. Ltd	685,570
8,393	Skyworks Solutions, Inc. *	344,533
39,427	SunEdison, Inc. *	758,181
54,760	Vitesse Semiconductor Corp. *	203,707
		5,551,806
Software & Services: 13.3%
3,020	58.com, Inc. - ADR *	120,136
18,504	Allot Communications Ltd *	252,395
5,823	Autohome, Inc. - ADR *	186,511
17,560	Bankrate, Inc. *	307,651
126,352	Brightcove, Inc. *^	1,089,154
23,049	Callidus Software, Inc. *	220,003
98,826	Constant Contact, Inc. *^	2,555,640
13,288	Ebix, Inc.	209,685
40,981	Glu Mobile, Inc. *	163,924
303,854	Information Services Group, Inc. *^	1,504,077
15,100	Internet Initiative Japan, Inc.	349,899
29,203	Kofax Ltd *	221,359
1,095	Linkedin Corp. - Class A *	168,050
51,276	Lionbridge Technologies, Inc. *	301,503
24,921	Marchex, Inc. - Class B	230,519
7,388	MasterCard, Inc. - Class A ^	543,387
57,761	MeetMe, Inc. *	160,576
8,622	Microsoft Corp.	348,329
25,983	Perficient, Inc. *	474,709
7,796	Proofpoint, Inc. *	198,330

Balter Long/Short Equity Fund

SCHEDULE OF INVESTMENTS APRIL 30, 2014 (Unaudited) (continued)

Shares		Value
Software & Services: 13.3% (continued)
188,820	Saba Software, Inc. *^	$2,077,020
75,039	Seachange International, Inc. *	703,115
2,483	SINA Corp. *	118,687
3,508	SPS Commerce, Inc. *	181,714
4,352	TiVo, Inc. *	51,615
10,003	VeriSign, Inc. *	471,941
1,816	Visa, Inc. - Class A ^	367,940
10,713	Vringo, Inc. *	43,816
27,400	Wins Co. Ltd.	372,564
		13,994,249
Technology Hardware & Equipment: 10.9%
142,922	Agilysys, Inc. *^	1,792,242
1,464	Apple, Inc.	863,892
14,957	CalAmp Corp. *	265,487
478,710	COM DEV International Ltd.	1,594,171
17,105	Finisar Corp. *	447,296
10,982	Fusion-IO, Inc. *	94,775
8,491	InvenSense, Inc. *	182,811
11,400	Maruwa Co. Ltd.	403,658
23,596	Methode Electronics, Inc.	654,553
29,255	Newport Corp. *	546,483
12,744	QUALCOMM, Inc.	1,003,080
103,882	RMG Networks Holding Corp. *^	391,635
10,956	Ruckus Wireless, Inc. *	114,490
52,060	ShoreTel, Inc. *	393,053
53,613	Sierra Wireless, Inc. *^	1,155,896
93,007	Vishay Precision Group, Inc. *^	1,509,504
		11,413,026
Telecommunication Services: 1.3%
31,233	inContact, Inc. *	257,672
7,903	MagicJack VocalTec Ltd *	139,725
275,065	Towerstream Corp. *^	508,870
114,973	Vonage Holdings Corp. *	441,497
		1,347,764
Transportation: 3.6%
197,285	Aegean Marine Petroleum Network, Inc. ^	1,820,941
5,684	AMERCO	1,421,625
931	Canadian Pacific Railway Ltd.	145,208
21,446	Hawaiian Holdings, Inc. *	309,895
4,990	Swift Transportation Co. *	120,009
		3,817,678
TOTAL COMMON STOCKS
(Cost $67,655,619)		66,999,241

Balter Long/Short Equity Fund

SCHEDULE OF INVESTMENTS APRIL 30, 2014 (Unaudited) (continued)

Shares		Value
EXCHANGE TRADED FUNDS: 0.3%
2,894	ProShares Ultra S&P500 *	$308,529
TOTAL EXCHANGE TRADED FUNDS
(Cost $308,522)		308,529

SHORT-TERM INVESTMENTS: 32.4%
Money Market Funds: 32.4%
34,025,477	Fidelity Institutional Money Market Funds - Government Portfolio, 0.010% **	34,025,477
86,218	First American Government Obligations Fund, 0.010% **	86,218
		34,111,695
TOTAL SHORT-TERM INVESTMENTS
(Cost $34,111,695)		34,111,695
TOTAL INVESTMENTS IN SECURITIES: 96.4%
(Cost $102,075,836)		101,419,465
Other Assets in Excess of Liabilities: 3.6% ^		3,806,893
TOTAL NET ASSETS: 100.0%		$105,226,358

Percentages are stated as a percent of net assets.
*	Non-income producing security.
**	The rate quoted is the annualized seven-day effective yield as of April 30, 2014.
^	All or a portion of the shares have been committed as collateral for securities sold short
ADR	American Depositary Receipt
PLC	Public Limited Company

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund's Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Balter Long/Short Equity Fund

SCHEDULE OF SECURITIES SOLD SHORT APRIL 30, 2014 (Unaudited)

Shares		Value
COMMON STOCKS: 22.7%
Automobiles & Components: 0.1%
2,263	Dorman Products, Inc.	$130,236

Banks: 0.6%
6,315	Ocwen Financial Corp.	239,338
16,000	Standard Chartered PLC	346,188
		585,526
Capital Goods: 6.1%
13,488	Aegion Corp.	343,809
5,105	Astec Industries, Inc.	203,945
19,042	CNH Industrial N.V.	220,697
13,061	Engility Holdings, Inc.	569,982
7,292	FLSmidth & Co. A/S	389,675
48,071	GrafTech International Ltd.	538,876
10,573	Granite Construction, Inc.	395,219
1,899	HD Supply Holdings, Inc.	48,956
20,727	John Bean Technologies Corp.	600,876
4,232	Joy Global, Inc.	255,528
5,506	Lindsay Corp.	485,244
6,938	Metso OYJ	277,982
44,273	NCI Building Systems, Inc.	692,429
6,270	OSRAM Licht AG	328,201
7,650	SGL Carbon SE	254,717
8,243	TAL International Group, Inc.	347,690
18,081	Titan International, Inc.	316,598
8,110	Titan Machinery, Inc.	143,060
		6,413,484
Commercial & Professional Services: 0.9%
3,934	FTI Consulting, Inc.	134,936
53,778	Odyssey Marine Exploration, Inc.	117,774
1,030	On Assignment, Inc.	36,050
1,057	Stericycle, Inc.	123,077
6,908	VSE Corp.	431,543
1,862	WageWorks, Inc.	78,893
		922,273
Consumer Durables & Apparel: 0.4%
3,553	iRobot Corp.	119,026
10,314	Vera Bradley, Inc.	291,886
		410,912

Balter Long/Short Equity Fund

SCHEDULE OF SECURITIES SOLD SHORT APRIL 30, 2014 (Unaudited) (continued)

Shares		Value
Consumer Services: 0.7%
1,956	BJ's Restaurants, Inc.	$55,844
2,659	Burger King Worldwide, Inc.	69,480
1,242	La Quinta Holdings, Inc.	20,853
20,433	LifeLock, Inc.	320,798
734	Panera Bread Co. - Class A	112,280
4,802	Pinnacle Entertainment, Inc.	111,743
3,898	The Wendy's Co.	32,392
		723,390
Diversified Financials: 0.4%
21,257	ICG Group, Inc.	433,218

Energy: 0.6%
16,200	Cosan Ltd. - Class A	196,506
11,000	Neste Oil OYJ	225,860
14,706	Nuverra Environmental Solutions, Inc.	250,149
		672,515
Food & Staples Retailing: 0.1%
18,911	Fairway Group Holdings Corp.	131,053

Food, Beverage & Tobacco: 0.4%
2,158	Boulder Brands, Inc.	31,852
1,819	The Hain Celestial Group, Inc.	156,470
12,218	Inventure Foods, Inc.	146,860
1,599	Remy Cointreau SA	140,623
		475,805
Health Care Equipment & Services: 2.3%
1,374	Alere, Inc.	45,892
6,850	Bio-Reference Labs, Inc.	173,990
3,224	Cardiovascular Systems, Inc.	92,690
6,034	Chemed Corp.	502,451
3,320	Essilor International SA	355,076
12,360	HealthStream, Inc.	279,954
11,658	Hill-Rom Holdings, Inc.	435,543
1,226	Intuitive Surgical, Inc.	443,444
1,127	IPC The Hospitalist Co., Inc.	45,643
		2,374,683
Household & Personal Products: 0.6%
16,253	Inter Parfums, Inc.	594,697

Materials: 0.7%
7,214	Balchem Corp.	446,907
20,639	Vale SA - ADR	272,848
		719,755

Balter Long/Short Equity Fund

SCHEDULE OF SECURITIES SOLD SHORT APRIL 30, 2014 (Unaudited) (continued)

Shares		Value
Media: 0.4%
2,650	Cinemark Holdings, Inc.	$78,493
11,164	Sinclair Broadcast Group, Inc. - Class A	298,414
		376,907
Pharmaceuticals, Biotechnology & Life Sciences: 2.3%
18,900	Eisai Co. Ltd.	728,935
4,844	Foundation Medicine, Inc.	141,251
325	Galenica AG	330,502
1,240	Jazz Pharmaceuticals PLC	167,276
13,491	Orexo AB	217,858
9,733	Portola Pharmaceuticals, Inc.	228,336
29,411	Raptor Pharmaceutical Corp.	243,229
3,650	Synageva BioPharma Corp.	315,251
		2,372,638
Retailing: 1.4%
1,863	The Children's Place Retail Stores, Inc.	89,424
10,255	Genesco, Inc.	783,174
1,614	Lands' End, Inc.	44,627
6,440	Tile Shop Holdings, Inc.	90,772
1,764	Tractor Supply Co.	118,611
3,600	Ulta Salon Cosmetics & Fragrance, Inc.	315,756
		1,442,364
Semiconductors & Semiconductor Equipment: 0.6%
5,653	Advanced Energy Industries, Inc.	123,688
4,285	Mellanox Technologies Ltd.	149,846
3,221	Monolithic Power Systems, Inc.	119,499
25,500	Trina Solar Ltd. - ADR	285,090
		678,123
Software & Services: 3.4%
541	Alliance Data Systems Corp.	130,868
9,088	Amber Road, Inc.	121,052
1,526	Demandware, Inc.	75,735
9,776	FleetMatics Group PLC	293,573
2,196	Grubhub, Inc.	67,966
20,324	Heartland Payment Systems, Inc.	832,065
3,080	International Business Machines Corp.	605,128
5,914	ManTech International Corp. - Class A	176,415
854	MicroStrategy, Inc. - Class A	103,701
10,413	NeuStar, Inc. - Class A	267,822
1,774	OpenTable, Inc.	119,142
5,034	Pandora Media, Inc.	117,896
1,867	Qlik Technologies, Inc.	41,037
5,881	SciQuest, Inc.	141,026
14,924	Textura Corp.	265,796
2,712	Unisys Corp.	66,092

Balter Long/Short Equity Fund

SCHEDULE OF SECURITIES SOLD SHORT APRIL 30, 2014 (Unaudited) (continued)

Shares		Value
Software & Services: 3.4% (continued)
3,725	The Western Union Co.	$59,116
2,116	Yelp, Inc.	123,405
		3,607,835
Technology Hardware & Equipment: 0.2%
6,355	Ruckus Wireless, Inc.	66,410
5,497	Sierra Wireless, Inc.	118,515
769	Stratasys Ltd.	74,493
		259,418
Utilities: 0.5%
30,842	Hokkaido Electric Power Co., Inc.	188,548
32,580	Kyushu Electric Power Co., Inc.	328,557
		517,105
TOTAL COMMON STOCKS
(Proceeds $24,960,475)		23,841,937

EXCHANGE TRADED FUNDS: 3.7%
892	Direxion Daily Small Cap Bull 3X Shares	61,414
3,868	Health Care Select Sector SPDR Fund	224,808
17,941	iShares MSCI Australia ETF	474,540
12,200	iShares MSCI South Korea Capped ETF	763,110
7,340	iShares MSCI Turkey ETF	390,562
7,499	iShares Russell 2000 ETF	839,738
6,645	iShares Russell 2000 Growth ETF	857,803
2,577	Market Vectors Biotech ETF	225,178
1,710	ProShares UltraPro Short Russell 2000	74,590
		3,911,743
TOTAL EXCHANGE TRADED FUNDS
(Proceeds $3,911,252)		3,911,743

Balter Long/Short Equity Fund

SCHEDULE OF SECURITIES SOLD SHORT
APRIL 30, 2014 (Unaudited) (continued)

Shares			Value
EXCHANGE TRADED NOTES: 0.1%
3,463		iPATH S&P 500 VIX Short-Term Futures ETN	$139,247
TOTAL EXCHANGE TRADED NOTES
(Proceeds $159,721)			139,247

Total Securities Sold Short: 26.5%			$27,892,927
(Proceeds $29,031,448)

	Percentages are stated as a percent of net assets.
	ADR	American Depositary Receipt
	ETF	Exchange Traded Fund
	ETN	Exchange Traded Note
	PLC	Public Limited Company

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund's Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Balter Long/Short Equity Fund
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2014 (Unaudited)

ASSETS:
Investments in securities, at value: (cost of $102,075,836)	$101,419,465
Deposits at brokers	26,230,053
Cash	145,145
Cash held as collateral	2,500,000
Foreign currency (cost $4,058,396)	4,086,184
Receivables:
Securities sold	5,373,507
Dividends and interest	35,721
Prepaid expenses	14,257
Total assets	139,804,332

LIABILITIES:
Securities sold short (proceeds $29,031,448)	27,892,927
Payables:
Securities purchased	6,438,241
Advisory fees	166,411
Administration and accounting fees	12,714
Trustee fees and expenses	232
Transfer agent fees and expenses	16,237
Accrued expenses and other payables	51,212
Total liabilities	34,577,974
NET ASSETS	$105,226,358

NET ASSETS CONSIST OF:
Paid in capital	$106,911,546
Accumulated net investment loss	(851,034)
Accumulated net realized loss on investments	(1,344,689)
Net unrealized appreciation (depreciation) on:
Investments	(656,371)
Securities sold short	1,138,521
Foreign currency translation	28,385
NET ASSETS	$105,226,358

INSTITUTIONAL CLASS:
Net Assets	$105,226,358
Shares issued (Unlimited number of beneficial interest authorized, $0.01 par value)	10,698,144
Net asset value, offering price and redemption price per share	$9.84

The accompanying notes are an integral part of these financial statements.

Balter Long/Short Equity Fund
STATEMENTS OF OPERATIONS
For the Period Ended April 30, 2014* (Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $3,596)	$95,604
Interest	1,586
Total investment income	97,190

EXPENSES:
Investment advisory fees	656,646
Administration and accounting fees	27,386
Transfer agent fees and expenses	20,964
Federal and state registration fees	4,972
Audit fees	8,290
Chief Compliance Officer fees	6,250
Legal fees	2,918
Reports to shareholders	2,998
Trustee fees and expenses	1,808
Custody fees	5,796
Other	3,585
Total expense before reimbursement from advisor	741,613
Interest and dividends expense on short positions	210,760
Total expense before reimbursement from advisor	952,373
Expense reimbursement from advisor (Note 3)	(4,149)
Net expenses	948,224
Net investment loss	(851,034)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SECURITIES SOLD SHORT AND FOREIGN CURRENCY
Net realized gain on transactions from:
Investments	(655,709)
Securities sold short	(688,980)
Net realized loss	(1,344,689)
Net change in unrealized gain (loss) on:
Investments	(656,371)
Securities sold short	1,138,521
Foreign currency translation	28,385
Net change in unrealized gain	510,535
Net realized and unrealized loss on investments and securities sold short	(834,154)
Net decrease in net assets resulting from operations	$(1,685,188)

* Fund commenced operations on December 31, 2013.

The accompanying notes are an integral part of these financial statements.

Balter Long/Short Equity Fund
STATEMENT OF CHANGES IN NET ASSETS

Period Ended April 30, 2014*
(Unaudited)
OPERATIONS:
Net investment loss	$(851,034)
Net realized loss on investments, securities sold short and foreign currency translation	(1,344,689)
Net change in unrealized appreciation on investments, securities sold short and foreign currency translation	510,535
Net decrease in net assets resulting from operations	(1,685,188)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	107,008,776
Cost of shares redeemed	(97,230)
Net increase in net assets from capital share transactions	106,911,546

TOTAL INCREASE IN NET ASSETS	105,226,358

NET ASSETS:
Beginning of period	-
End of period	$105,226,358
Accumulated net investment loss	$(851,034)

CHANGES IN SHARES OUTSTANDING:
Institutional Class:
Shares Sold	10,708,035
Reinvested dividends	-
Shares redeemed	(9,891)
Net increase in shares outstanding	10,698,144

* Fund commenced operations on December 31, 2013.

The accompanying notes are an integral part of these financial statements.

Balter Long/Short Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

	Period Ended
	April 30, 2014(1)
	(Unaudited)

Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.08)
Net realized and unrealized loss on investments	(0.08)
Total from investment operations	(0.16)

LESS DISTRIBUTIONS:
From net investment income	-
From net realized gain	-
Total distributions	-
Net asset value, end of period	$9.84

Total return	-1.60%	(2)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$105,226.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived (3)	2.83%	(5)
After fees waived (3)	2.82%	(5)

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived (4)	(2.54)%	(5)
After fees waived (4)	(2.53)%	(5)
Portfolio turnover rate	58%	(2)

(1) Fund commenced operations on December 31, 2013.
(2) Not annualized.
(3) The ratio of expenses to average net assets includes dividends and interest on short positions. The expense ratio excluding dividends and interest on short positions was 2.19% for the period ended April 30, 2014.
(4) The net investment income ratios include dividends and interest on short positions.
(5) Annualized.

The accompanying notes are an integral part of these financial statements.

Balter Long/Short Equity Fund

NOTES TO FINANCIAL STATEMENTS – April 30, 2014 (Unaudited)

NOTE 1 - ORGANIZATION

The Balter Long/Short Equity Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company. The Fund commenced operations on December 31, 2013.

The Fund offers two classes of shares: Institutional Shares and Investor Shares.  Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains losses on investments, are allocated to each class of shares based on its relative net assets.   Currently, only Institutional Shares are available for purchase.

The Fund’s investment objective is to seek long-term capital appreciation.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at amortized cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

Balter Long/Short Equity Fund

NOTES TO FINANCIAL STATEMENTS – April 30, 2014 (Unaudited) (continued)

As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2- Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3- Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2014. See the Schedule of Investments for industry breakouts.

Balter Long/Short Equity Fund

NOTES TO FINANCIAL STATEMENTS – April 30, 2014 (Unaudited) (continued)

Balter Long/Short Equity Fund

Investments at Fair Value
	Level 1	Level 2	Level 3	Total
Common Stocks	$66,999,241	$-	$-	$66,999,241
Exchange Traded Funds	308,529	-	-	308,529
Short-Term Investments	34,111,695	-	-	34,111,695
Total Investments in Securities	$101,419,465	$-	$-	$101,419,465

Securities Sold Short at Fair Value
	Level 1	Level 2	Level 3	Total
Common Stocks	$23,841,937	$-	$-	$23,841,937
Exchange Traded Funds	3,911,743	-	-	3,911,743
Exchange Traded Notes	139,247	-	-	139,247
Total Securities Sold Short	$27,892,927	$-	$-	$27,892,927

It is the Fund’s policy to recognize transfers between levels at the end of the Fund’s reporting period.  There were no transfers made into or out of Level 1, 2, or 3 during the period ended April 30, 2014.

B.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

As of April 30, 2014, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts. However, as of April 30, 2014, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Balter Long/Short Equity Fund

NOTES TO FINANCIAL STATEMENTS – April 30, 2014 (Unaudited) (continued)

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price is equal to the Fund’s  NAV per share.  The Fund charges a 1.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in-capital and such fees become part of that Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

H.
Foreign Currency.  Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading.  The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.  The Fund includes foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in change in net unrealized appreciation (depreciation) on foreign currency translation and net realized gain (loss) on foreign currency translation.  The Fund does not isolate that portion of realized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes.  Fluctuations in foreign exchange rates on investments are thus included in change in net realized gain (loss) on investments.

I.
Securities Sold Short.  The Fund may engage in short sales of securities, provided the securities are fully listed on a national securities exchange. In a short sale, the Fund sells a security it does not own, in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss on a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Balter Long/Short Equity Fund

NOTES TO FINANCIAL STATEMENTS – April 30, 2014 (Unaudited) (continued)

Typically, the Fund will segregate liquid assets, which are marked-to-market daily, equal to the difference between the market value of the securities sold short at the time they were sold short and the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral equal the current market value of the securities sold short.

J.
Subsequent Events.  In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined that there are no subsequent events that would need to be disclosed in the Fund’s Financial Statements.

K.
Offsetting Assets and Liabilities.  The Fund is subject to a master netting arrangement, which governs the terms of certain transactions with select counterparties. The master netting arrangement allows the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The master netting arrangement also specifies collateral posting arrangements at pre-arranged exposure levels.  Under the master netting arrangement, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master netting arrangement with the counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of master netting arrangement.

Liabilities:				Gross Amounts not offset in the Statement of Assets & Liabilities
	Gross Amounts of Recognized liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged/Received	Net Amount
Short Sales	$27,892,927	$-	$27,892,927	$-	$27,892,927	$-

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Balter Liquid Alternatives, LLC (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor renders investment advice and related services, including the oversight of the portfolio management services rendered by the sub-advisors and the purchase and sale of securities held in the portfolio of the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.95% based upon the average daily net assets of the Fund.  For the period ended April 30, 2014, the Fund incurred $656,646 in advisory fees.

Balter Long/Short Equity Fund

NOTES TO FINANCIAL STATEMENTS – April 30, 2014 (Unaudited) (continued)

Apis Capital Advisors, LLC, Madison Street Partners, LLC, Midwood Capital Management LLC and Millrace Asset Group, Inc. are the sub-advisors to the Fund. The sub-advisory fee, calculated as a percentage of the Fund’s average net assets, is paid by the Advisor.

The Advisor has contractually agreed to limit the Fund’s institutional annual ratio to 2.19% of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  For the period ended April 30, 2014, the Advisor waived $4,149 in fees from the Balter Long/Short Equity Fund.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment. At April 30, 2014, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $4,149. The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Balter Long/Short Equity Fund
Year of Expiration                  Amount

September 30, 2017               $4,149

Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees’ review and approval.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund’s fund accountant and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust and the Chief Compliance Officer are also employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund. Fees paid by the Fund for Administration and Chief Compliance Officer Services for the period ended April 30, 2014, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  U.S. Bank N.A. (the “Custodian”) serves as custodian to the Funds. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments) for the period ended April 30,  2014, were as follows:

Balter Long/Short Equity Fund

NOTES TO FINANCIAL STATEMENTS – April 30, 2014 (Unaudited) (continued)

	Purchases at Cost	Sales or Maturity Proceeds
Balter Long /Short Equity Fund	$269,239,935	$167,037,495

There were no purchases or sales of long-term U.S. Government securities for the period ended April 30, 2014.

NOTE 5 – SPECIAL MEETING OF SHAREHOLDERS

At a special meeting of the shareholders of the Balter Long/Short Equity Fund that was held on April 11, 2014, the following proposals were approved:

Proposal 1:	To approve an Investment Sub-Advisory Agreement between Balter Liquid Alternatives, LLC and Madison Street Partners, LLC (“Madison Street”) on behalf of the Fund.

Proposal 2: To approve an Investment Sub-Advisory Agreement between Balter Liquid Alternatives, LLC and Millrace Asset Group, Inc. (“Millrace”) on behalf of the Fund.

Shareholders of record for the Fund at the close of business on March 24, 2014 were entitled to vote.  As of the record date, the Fund had 10,229,648 shares outstanding, of which, 10,029,806, or 98.05%, total shares voted.

Shares Voted:

	In Favor	%	Against	%	Abstain	%
Proposal 1	10,029,806	100%	0	0%	0	0%
Proposal 2	10,029,806	100%	0	0%	0	0%

Balter Long/Short Equity Fund

EXPENSE EXAMPLE For the Period Ended April 30, 2014 (Unaudited)

    As a shareholder of the Balter Long/Short Equity Fund you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 30, 2013 - April 30, 2014).

Actual Expenses

     The first line of the tables below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for less than 60 days.  Individual Retirement Accounts ("IRA") will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the examples below.  The examples below include, but are not limited to, investment advisory, fund accounting, custody and transfer agent fees.  However, the examples below do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6).  Then, multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

     The second line of the tables below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Balter Long/Short Equity Fund

EXPENSE EXAMPLE For the Period Ended April 30, 2014 (Unaudited)

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Balter Long/Short Equity Fund	December 30, 2013	April 30, 2014	During the Period*
Actual **	$1,000.00	$984.00	$9.20
Hypothetical (5% annual return before expenses) ***	$1,000.00	$1,010.81	$14.06

*
The actual expenses are equal to the Fund’s annualized expense ratio of 2.82%, multiplied by the average account value over the period, multiplied by 120/365 to reflect the period from December 31, 2013 to April 30, 2014, the Fund’s commencement of operations date to the end of the period.  The hypothetical expenses are equal to the Fund’s annualized expense ratio of 2.82%, multiplied by 181/365 to reflect the most recent six-month period.

**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $7.14 and the Fund’s annualized expense ratio would be 2.19%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $10.94 and the Fund’s annualized expense ratio would be 2.19%.

Balter Long/Short Equity Fund

Approval of Investment Advisory Agreement (Unaudited)

At meetings held on November 11-12, 2013 and December 16, 2013, the Board (which is comprised of five persons all of whom are Independent Trustees as defined under the Investment Company Act of 1940) considered the initial approval of an Investment Advisory Agreement (the “Advisory Agreement”) for the Balter Long/Short Equity Fund (the “Fund”), a new series of Professionally Managed Portfolios, with Balter Liquid Alternatives, LLC (the “Advisor” or “Balter”) and investment sub-advisory agreements (“Sub-Advisory Agreements”) with Apis Capital Advisors, LLC and Midwood Capital Management LLC.  At a subsequent meeting held on February 17-18, 2014, the Board considered the initial approval of two additional Sub-Advisory Agreements with Madison Street, LLC and Millrace Asset Group, Inc. (together with Apis Capital Advisors, LLC and Midwood Capital Management, LLC, each a “Sub-Advisor,” and collectively, the “Sub-Advisors”).  At the meetings, the Board received and reviewed substantial information regarding the Fund, the Advisor, the Sub-Advisors, and the services to be provided by the Advisor and each Sub-Advisor to the Fund under the Advisory Agreement and Sub-Advisory Agreements.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s initial approval of the Advisory Agreement and Sub-Advisory Agreements.  For purposes of this disclosure, unless indicated otherwise, the term “Advisor” refers to each of Balter as the Advisor and each Sub-Advisor, and the term “Advisory Agreement” refers to each of the Balter Advisory Agreement and each Sub-Advisory Agreement.

1.           The nature, extent and quality of the services provided and to be provided by the Advisors under the Advisory Agreements.  The Trustees discussed the nature, extent and quality of the Advisors’ overall services to be provided to the Fund as well as their specific responsibilities in all aspects of day-to-day management of the Fund.  The Board took into account the oversight responsibilities of Balter, as the Advisor, over the Sub-Advisors both in terms of investments as well as compliance monitoring.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel at the Advisors that would be involved in the day-to-day activities of the Fund.  The Board reviewed the proposed services the Advisors would provide to the Fund, noting to what degree those services extended beyond portfolio management and the receipt of any additional fees by the Advisors or their affiliates.  The Board also considered the structure of the Advisors’ compliance procedures and the trading capability of the Sub-Advisors.  After reviewing the Advisors’ compliance policies and procedures, the Board concluded that the policies and procedures were reasonably designed to prevent a violation of the federal securities laws.  The Board then concluded that the Advisors had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the proposed Advisory Agreements and that, in the Board’s view, the nature, overall quality, and extent of the management services to be provided would be satisfactory.

2.           The Fund’s historical performance and the overall performance of the Advisors.  As the Fund was newly created, the Board was unable to review the performance of the Fund.  The Board did consider the performance history of the Sub-Advisors with respect to their similarly-managed separate accounts or private investment funds.

Balter Long/Short Equity Fund

Approval of Investment Advisory Agreement (Unaudited)

3.           Costs of Services Provided and Profits Realized by the Advisors.  The Board noted that the proposed advisory fee as a percentage of average daily net assets was 1.95% for the Fund.  In considering the appropriateness of the advisory fee, the Board considered the level of the fee as well as the total fees and expenses of the Fund.  The Board also noted that Balter agreed to enter into an agreement to limit the annual expense ratio to 2.19% and 2.54% of the average daily net assets of Institutional Class and Investor Class shares of the Fund, respectively.  In considering the appropriateness of the sub-advisory fees, the Board was mindful that the sub-advisory fees were paid by Balter out of its advisory fee and not directly by the Fund, and that the fee rates were the result of arm’s-length negotiations between Balter and each Sub-Advisor.  The Board also considered the services that the Advisors (or their affiliates) provided to their respective separate accounts and private investment funds comparing the fee charged for those management services to the proposed fees for the Fund.  The Board concluded that the fees to be received by the Advisors were fair and reasonable.

4.           Economies of Scale.  The Board also considered that economies of scale could be expected to be realized by Balter as the assets of the Fund grow.  The Board noted that Balter has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund does not exceed its specified expense limitations.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, as it had yet to commence operations, but would revisit this issue in the future as circumstances changed and asset levels increased.

5.           The profits to be realized by the Advisors and their affiliates from their relationship with the Fund.  The Trustees discussed the likely overall profitability of Balter and each of the Sub-Advisors from managing the new Fund.  In assessing possible profitability, the Trustees reviewed the financial information of the Advisors and took into account both the likely direct and indirect benefits to the Advisors from advising the Fund, including soft dollars, and 12b-1 distribution fees and shareholder servicing fees for Investor Class shares of the Fund.  The Trustees concluded that the profitability to Balter and the Sub-Advisors from managing the Fund would likely not be excessive and, after review of relevant financial information, the Advisors would have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

No single factor was determinative of the Board’s decision to approve the Advisory Agreements, but rather, the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor and the sub-advisory arrangements with each Sub-Advisor, including the advisory fees and sub-advisory fees, were fair and reasonable.  The Board therefore determined that the Advisory Agreements would be in the best interests of the Fund and its shareholders.

Balter Long/Short Equity Fund

ADDITIONAL INFORMATION

Information About Proxy Voting (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (855) 854-7258 or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free (855) 854-7258 or by accessing the SEC’s website at www.sec.gov.

Information About Portfolio Holdings (Unaudited)

The Fund files their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (855) 854-7258.  Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Fund’s schedules of portfolio holdings are posted on their website at www.balterliquidalts.com within 60 business days after calendar quarter end.

Householding (Unaudited)

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more account are from the same family.  If you would like to discontinue householding for your accounts, please call toll-free (855) 854-7258 to request individual copies of these documents.  We will begin sending individual copies thirty days after receiving your request to stop householding.  This policy does not apply to account statements.

Information About the Fund’s Trustees (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling   (855) 854-7258.  Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.balterliquidalts.com.

Balter Long/Short Equity Fund

PRIVACY NOTICE (Unaudited)

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;
• Information you give us orally; and
• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
Balter Liquid Alternatives, LLC
125 High Street, Oliver Street Tower, Suite 802
Boston, MA 02110

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian U.S. Bank N.A. Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701 (855) 681-5261

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel Paul Hastings LLP Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY 10022

Fund Information
	Symbol	CUSIP
Balter Long/Short Equity Fund – Institutional Class	BEQIX	74316J367

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title               /s/ Elaine E. Richards
Elaine E. Richards, President

Date                                                July 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*            /s/ Elaine E. Richards
Elaine E. Richards, President

Date                                                July 7, 2014

By (Signature and Title)*            /s/ Eric C. VanAndel
Eric C. VanAndel, Treasurer

Date                                                July 2, 2014

* Print the name and title of each signing officer under his or her signature.